                                                                    Exhibit 99.3

                                              Banc of America Securities  [LOGO]

ABFC 2004-FF1


Class A-2
Pricing Speed       100% PPC
Run to              Call
LIBOR               1.35%
Margin              0.37%


PAY DATE                   PERFORMING BALANCE        INTEREST PAYMENT       PRINCIPAL PAYMENT       TOTAL PAYMENT
          8/25/2004               218,250,000                 271,115               1,539,108           1,810,223
          9/25/2004               216,710,892                 320,973               1,834,367           2,155,340
         10/25/2004               214,876,525                 307,990               2,127,499           2,435,489
         11/25/2004               212,749,026                 315,105               2,417,469           2,732,574
         12/25/2004               210,331,557                 301,475               2,703,234           3,004,709
          1/25/2005               207,628,323                 307,521               2,983,752           3,291,272
          2/25/2005               204,644,571                 303,101               3,257,984           3,561,085
          3/25/2005               201,386,587                 269,411               3,524,905           3,794,315
          4/25/2005               197,861,682                 293,055               3,783,505           4,076,561
          5/25/2005               194,078,177                 278,179               4,032,800           4,310,979
          6/25/2005               190,045,376                 281,478               4,271,835           4,553,313
          7/25/2005               185,773,541                 266,275               4,499,690           4,765,965
          8/25/2005               181,273,851                 268,487               4,715,488           4,983,975
          9/25/2005               176,558,363                 261,503               4,918,402           5,179,904
         10/25/2005               171,639,961                 246,017               5,107,655           5,353,673
         11/25/2005               166,532,306                 246,653               5,282,534           5,529,187
         12/25/2005               161,249,772                 231,125               5,442,388           5,673,513
          1/25/2006               155,807,384                 230,768               5,586,636           5,817,404
          2/25/2006               150,220,748                 222,494               5,714,772           5,937,266
          3/25/2006               144,505,976                 193,317               5,826,368           6,019,685
          4/25/2006               138,679,608                 205,400               5,921,078           6,126,478
          5/25/2006               132,758,530                 190,287               5,978,790           6,169,077
          6/25/2006               126,779,740                 187,775               5,765,545           5,953,320
          7/25/2006               121,014,195                 173,454               5,561,129           5,734,582
          8/25/2006               115,453,066                 170,999               5,363,954           5,534,953
          9/25/2006               110,089,112                 163,054               5,173,764           5,336,818
         10/25/2006               104,915,348                 150,379               4,990,312           5,140,691
         11/25/2006                99,925,036                 148,000               4,813,360           4,961,360
         12/25/2006                95,111,676                 136,327               4,642,677           4,779,003
          1/25/2007                90,469,000                 133,995               4,478,041           4,612,035
          2/25/2007                85,990,959                 127,362               4,319,238           4,446,600
          3/25/2007                81,671,721                 109,259               4,166,062           4,275,321
          4/25/2007                77,505,659                 114,794               4,018,313           4,133,108
          5/25/2007                73,487,346                 105,332               3,875,800           3,981,132
          6/25/2007                69,611,546                 103,102               3,738,050           3,841,153
          7/25/2007                65,873,495                  94,419               3,605,478           3,699,897
          8/25/2007                62,268,017                  92,226                       -              92,226
          9/25/2007                62,268,017                  92,226                       -              92,226
         10/25/2007                62,268,017                  89,251                       -              89,251
         11/25/2007                62,268,017                  92,226               1,327,702           1,419,928
         12/25/2007                60,940,315                  87,348               2,164,075           2,251,423
          1/25/2008                58,776,240                  87,054               2,087,310           2,174,364
          2/25/2008                56,688,930                  83,963               2,013,265           2,097,228
          3/25/2008                54,675,665                  75,756               1,941,844           2,017,601
          4/25/2008                52,733,821                  78,105               1,872,955           1,951,060
          5/25/2008                50,860,866                  72,901               1,806,507           1,879,408
          6/25/2008                49,054,359                  72,655               1,742,415           1,815,070
          7/25/2008                47,311,944                  67,814               1,680,594           1,748,408
          8/25/2008                45,631,350                  67,585               1,620,965           1,688,550
          9/25/2008                44,010,385                  65,184               1,563,449           1,628,633
         10/25/2008                42,446,936                  60,841               1,507,972           1,568,813
         11/25/2008                40,938,964                  60,635               1,454,462           1,515,097
         12/25/2008                39,484,502                  56,594               1,402,849           1,459,443
          1/25/2009                38,081,653                  56,403               1,353,065           1,409,468
          2/25/2009                36,728,588                  54,399               1,305,047           1,359,446
          3/25/2009                35,423,541                  47,389               1,258,730           1,306,119
          4/25/2009                34,164,811                  50,602               1,214,056           1,264,658
          5/25/2009                32,950,755                  47,229               1,173,422           1,220,651
          6/25/2009                31,777,333                  47,066               1,163,263           1,210,329
          7/25/2009                30,614,070                  43,880               1,120,951           1,164,831
          8/25/2009                29,493,119                  43,683               1,080,170           1,123,853
          9/25/2009                28,412,949                  42,083               1,040,865           1,082,948
         10/25/2009                27,372,084                  39,233               1,002,983           1,042,216
         11/25/2009                26,369,101                  39,056                 966,472           1,005,528
         12/25/2009                25,402,629                  36,410                 931,283             967,694
          1/25/2010                24,471,346                  36,245                 897,369             933,614
          2/25/2010                23,573,977                  34,916                 864,683             899,599
          3/25/2010                22,709,293                  30,380                 833,181             863,561
          4/25/2010                21,876,112                  32,401                 802,821             835,222
          5/25/2010                21,073,291                  30,205                 773,561             803,766
          6/25/2010                20,299,730                  30,066                 745,362             775,428
          7/25/2010                19,554,368                  28,028                 718,184             746,212
          8/25/2010                18,836,184                  27,898              18,836,184          18,864,082


         This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                              Banc of America Securities  [LOGO]

ABFC 2004-FF1


Price to DM Table
Bond Class: A2


----------------------------------------------------------------------------------------------------------------------------------
    BEG BAL     RTG (S/F)      PX      INT TYPE  IDX   IDX MGN   ACRU INT    ACT DLY    SETTLE   CALL PCT  FST ACRU DT FST PMT DT
----------------------------------------------------------------------------------------------------------------------------------
218,250,000.00   AAA/AAA   100.00000%    FLT    LBR1M   0.37%       0           0      07/30/04     10%      07/30/04   08/25/04
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                   0% PPC        50% PPC          75% PPC          100% PPC         125% PPC         150% PPC         175% PPC
----------------------------------------------------------------------------------------------------------------------------------
 99.06250           0.428         0.579            0.661            0.742            0.828            0.922            1.011
----------------------------------------------------------------------------------------------------------------------------------
 99.12500           0.424         0.565            0.641            0.717            0.797            0.885            0.968
----------------------------------------------------------------------------------------------------------------------------------
 99.18750           0.420         0.551            0.622            0.693            0.767            0.848            0.925
----------------------------------------------------------------------------------------------------------------------------------
 99.25000           0.416         0.537            0.602            0.668            0.736            0.811            0.882
----------------------------------------------------------------------------------------------------------------------------------
 99.31250           0.413         0.523            0.583            0.643            0.705            0.774            0.839
----------------------------------------------------------------------------------------------------------------------------------
 99.37500           0.409         0.509            0.563            0.618            0.675            0.737            0.796
----------------------------------------------------------------------------------------------------------------------------------
 99.43750           0.405         0.495            0.544            0.593            0.644            0.701            0.754
----------------------------------------------------------------------------------------------------------------------------------
 99.50000           0.401         0.481            0.525            0.568            0.613            0.664            0.711
----------------------------------------------------------------------------------------------------------------------------------
 99.56250           0.397         0.467            0.505            0.543            0.583            0.627            0.668
----------------------------------------------------------------------------------------------------------------------------------
 99.62500           0.393         0.453            0.486            0.518            0.552            0.590            0.625
----------------------------------------------------------------------------------------------------------------------------------
 99.68750           0.389         0.439            0.466            0.494            0.522            0.553            0.583
----------------------------------------------------------------------------------------------------------------------------------
 99.75000           0.385         0.425            0.447            0.469            0.492            0.517            0.540
----------------------------------------------------------------------------------------------------------------------------------
 99.81250           0.382         0.412            0.428            0.444            0.461            0.480            0.498
----------------------------------------------------------------------------------------------------------------------------------
 99.87500           0.378         0.398            0.409            0.419            0.431            0.443            0.455
----------------------------------------------------------------------------------------------------------------------------------
 99.93750           0.374         0.384            0.389            0.395            0.400            0.407            0.412
----------------------------------------------------------------------------------------------------------------------------------
 100.00000          0.370         0.370            0.370            0.370            0.370            0.370            0.370
----------------------------------------------------------------------------------------------------------------------------------
 100.06250          0.366         0.356            0.351            0.345            0.340            0.333            0.328
----------------------------------------------------------------------------------------------------------------------------------
 100.12500          0.362         0.342            0.332            0.321            0.309            0.297            0.285
----------------------------------------------------------------------------------------------------------------------------------
 100.18750          0.358         0.329            0.312            0.296            0.279            0.260            0.243
----------------------------------------------------------------------------------------------------------------------------------
 100.25000          0.355         0.315            0.293            0.272            0.249            0.224            0.200
----------------------------------------------------------------------------------------------------------------------------------
 100.31250          0.351         0.301            0.274            0.247            0.219            0.187            0.158
----------------------------------------------------------------------------------------------------------------------------------
 100.37500          0.347         0.287            0.255            0.222            0.189            0.151            0.116
----------------------------------------------------------------------------------------------------------------------------------
 100.43750          0.343         0.273            0.236            0.198            0.158            0.115            0.074
----------------------------------------------------------------------------------------------------------------------------------
 100.50000          0.339         0.260            0.217            0.173            0.128            0.078            0.031
----------------------------------------------------------------------------------------------------------------------------------
 100.56250          0.335         0.246            0.198            0.149            0.098            0.042            -0.011
----------------------------------------------------------------------------------------------------------------------------------
 100.62500          0.332         0.232            0.178            0.125            0.068            0.006            -0.053
----------------------------------------------------------------------------------------------------------------------------------
 100.68750          0.328         0.219            0.159            0.100            0.038            -0.031           -0.095
----------------------------------------------------------------------------------------------------------------------------------
 100.75000          0.324         0.205            0.140            0.076            0.008            -0.067           -0.137
----------------------------------------------------------------------------------------------------------------------------------
 100.81250          0.320         0.191            0.121            0.051            -0.022           -0.103           -0.179
----------------------------------------------------------------------------------------------------------------------------------
 100.87500          0.316         0.177            0.102            0.027            -0.052           -0.139           -0.221
----------------------------------------------------------------------------------------------------------------------------------
 100.93750          0.313         0.164            0.083            0.003            -0.082           -0.175           -0.263
----------------------------------------------------------------------------------------------------------------------------------
WAL                19.20          4.74             3.34             2.58              2.08             1.72             1.47
----------------------------------------------------------------------------------------------------------------------------------


         This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                              Banc of America Securities  [LOGO]

ABFC 2004-FF1





Class M-1
Pricing Speed       100% PPC
Run to              Call
LIBOR               1.35%
Margin              0.70%


PAY DATE                   PERFORMING BALANCE        INTEREST PAYMENT       PRINCIPAL PAYMENT       TOTAL PAYMENT
          8/25/2004                45,364,000                  67,164                       -              67,164
          9/25/2004                45,364,000                  80,080                       -              80,080
         10/25/2004                45,364,000                  77,497                       -              77,497
         11/25/2004                45,364,000                  80,080                       -              80,080
         12/25/2004                45,364,000                  77,497                       -              77,497
          1/25/2005                45,364,000                  80,080                       -              80,080
          2/25/2005                45,364,000                  80,080                       -              80,080
          3/25/2005                45,364,000                  72,330                       -              72,330
          4/25/2005                45,364,000                  80,080                       -              80,080
          5/25/2005                45,364,000                  77,497                       -              77,497
          6/25/2005                45,364,000                  80,080                       -              80,080
          7/25/2005                45,364,000                  77,497                       -              77,497
          8/25/2005                45,364,000                  80,080                       -              80,080
          9/25/2005                45,364,000                  80,080                       -              80,080
         10/25/2005                45,364,000                  77,497                       -              77,497
         11/25/2005                45,364,000                  80,080                       -              80,080
         12/25/2005                45,364,000                  77,497                       -              77,497
          1/25/2006                45,364,000                  80,080                       -              80,080
          2/25/2006                45,364,000                  80,080                       -              80,080
          3/25/2006                45,364,000                  72,330                       -              72,330
          4/25/2006                45,364,000                  80,080                       -              80,080
          5/25/2006                45,364,000                  77,497                       -              77,497
          6/25/2006                45,364,000                  80,080                       -              80,080
          7/25/2006                45,364,000                  77,497                       -              77,497
          8/25/2006                45,364,000                  80,080                       -              80,080
          9/25/2006                45,364,000                  80,080                       -              80,080
         10/25/2006                45,364,000                  77,497                       -              77,497
         11/25/2006                45,364,000                  80,080                       -              80,080
         12/25/2006                45,364,000                  77,497                       -              77,497
          1/25/2007                45,364,000                  80,080                       -              80,080
          2/25/2007                45,364,000                  80,080                       -              80,080
          3/25/2007                45,364,000                  72,330                       -              72,330
          4/25/2007                45,364,000                  80,080                       -              80,080
          5/25/2007                45,364,000                  77,497                       -              77,497
          6/25/2007                45,364,000                  80,080                       -              80,080
          7/25/2007                45,364,000                  77,497                       -              77,497
          8/25/2007                45,364,000                  80,080                       -              80,080
          9/25/2007                45,364,000                  80,080               3,500,449           3,580,529
         10/25/2007                41,863,551                  71,517               7,808,889           7,880,406
         11/25/2007                34,054,662                  60,116               3,813,986           3,874,102
         12/25/2007                30,240,677                  51,661               1,075,824           1,127,485
          1/25/2008                29,164,853                  51,484               1,037,609           1,089,093
          2/25/2008                28,127,244                  49,652               1,000,749           1,050,401
          3/25/2008                27,126,495                  44,796                 965,197           1,009,994
          4/25/2008                26,161,298                  46,182                 930,907             977,089
          5/25/2008                25,230,391                  43,102                 897,833             940,935
          6/25/2008                24,332,558                  42,954                 865,933             908,887
          7/25/2008                23,466,625                  40,089                 835,165             875,254
          8/25/2008                22,631,461                  39,951                 805,488             845,439
          9/25/2008                21,825,972                  38,529                 776,865             815,394
         10/25/2008                21,049,107                  35,959                 749,258             785,217
         11/25/2008                20,299,849                  35,835                 722,630             758,465
         12/25/2008                19,577,219                  33,444                 696,948             730,392
          1/25/2009                18,880,272                  33,329                 672,177             705,506
          2/25/2009                18,208,095                  32,142                 648,285             680,427
          3/25/2009                17,559,810                  27,998                 625,241             653,239
          4/25/2009                16,934,569                  29,894                 603,015             632,910
          5/25/2009                16,331,554                  27,900                 582,253             610,153
          6/25/2009                15,749,300                  27,802                 575,334             603,136
          7/25/2009                15,173,967                  25,922                 554,447             580,370
          8/25/2009                14,619,519                  25,808                 534,315             560,123
          9/25/2009                14,085,204                  24,864                 514,911             539,775
         10/25/2009                13,570,293                  23,183                 496,207             519,390
         11/25/2009                13,074,086                  23,079                 478,180             501,259
         12/25/2009                12,595,906                  21,518                 460,804             482,322
          1/25/2010                12,135,102                  21,422                 444,056             465,478
          2/25/2010                11,691,046                  20,638                 427,914             448,552
          3/25/2010                11,263,133                  17,958                 412,355             430,313
          4/25/2010                10,850,778                  19,155                 397,359             416,514
          5/25/2010                10,453,419                  17,858                 382,906             400,764
          6/25/2010                10,070,513                  17,777                 368,975             386,752
          7/25/2010                 9,701,538                  16,573                 355,549             372,122
          8/25/2010                 9,345,990                  16,498               9,345,990           9,362,488


         This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                          Banc of America Securities  [LOGO]

ABFC 2004-FF1


Price to DM Table
Bond Class: A1


-----------------------------------------------------------------------------------------------------------------------------------
   BEG BAL      RTG (S/F)      PX      INT TYPE    IDX    IDX MGN   ACRU INT  ACT DLY    SETTLE   CALL PCT  FST ACRU DT  FST PMT DT
-----------------------------------------------------------------------------------------------------------------------------------
405,600,000.00   AAA/AAA   100.00000%     FLT     LBR1M    0.36%        0        0      07/30/04    10%       07/30/04    08/25/04
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                       0% PPC            50% PPC         75% PPC         100% PPC        125% PPC        150% PPC        175% PPC
-----------------------------------------------------------------------------------------------------------------------------------
  99.06250              0.418             0.570           0.651           0.733            0.818           0.912           1.000
-----------------------------------------------------------------------------------------------------------------------------------
  99.12500              0.414             0.555           0.632           0.708            0.787           0.875           0.957
-----------------------------------------------------------------------------------------------------------------------------------
  99.18750              0.410             0.541           0.612           0.683            0.757           0.838           0.914
-----------------------------------------------------------------------------------------------------------------------------------
  99.25000              0.406             0.527           0.593           0.658            0.726           0.801           0.872
-----------------------------------------------------------------------------------------------------------------------------------
  99.31250              0.402             0.513           0.573           0.633            0.695           0.764           0.829
-----------------------------------------------------------------------------------------------------------------------------------
  99.37500              0.398             0.499           0.554           0.608            0.665           0.727           0.786
-----------------------------------------------------------------------------------------------------------------------------------
  99.43750              0.395             0.485           0.534           0.583            0.634           0.691           0.743
-----------------------------------------------------------------------------------------------------------------------------------
  99.50000              0.391             0.471           0.515           0.558            0.604           0.654           0.701
-----------------------------------------------------------------------------------------------------------------------------------
  99.56250              0.387             0.457           0.495           0.533            0.573           0.617           0.658
-----------------------------------------------------------------------------------------------------------------------------------
  99.62500              0.383             0.443           0.476           0.508            0.542           0.580           0.615
-----------------------------------------------------------------------------------------------------------------------------------
  99.68750              0.379             0.430           0.457           0.484            0.512           0.543           0.573
-----------------------------------------------------------------------------------------------------------------------------------
  99.75000              0.375             0.416           0.437           0.459            0.482           0.507           0.530
-----------------------------------------------------------------------------------------------------------------------------------
  99.81250              0.371             0.402           0.418           0.434            0.451           0.470           0.487
-----------------------------------------------------------------------------------------------------------------------------------
  99.87500              0.368             0.388           0.399           0.409            0.421           0.433           0.445
-----------------------------------------------------------------------------------------------------------------------------------
  99.93750              0.364             0.374           0.379           0.385            0.390           0.397           0.402
-----------------------------------------------------------------------------------------------------------------------------------
 100.00000              0.360             0.360           0.360           0.360            0.360           0.360           0.360
-----------------------------------------------------------------------------------------------------------------------------------
 100.06250              0.356             0.346           0.341           0.335            0.330           0.323           0.318
-----------------------------------------------------------------------------------------------------------------------------------
 100.12500              0.352             0.332           0.321           0.311            0.299           0.287           0.275
-----------------------------------------------------------------------------------------------------------------------------------
 100.18750              0.349             0.318           0.302           0.286            0.269           0.250           0.233
-----------------------------------------------------------------------------------------------------------------------------------
 100.25000              0.345             0.305           0.283           0.261            0.239           0.214           0.191
-----------------------------------------------------------------------------------------------------------------------------------
 100.31250              0.341             0.291           0.264           0.237            0.209           0.177           0.148
-----------------------------------------------------------------------------------------------------------------------------------
 100.37500              0.337             0.277           0.245           0.212            0.178           0.141           0.106
-----------------------------------------------------------------------------------------------------------------------------------
 100.43750              0.333             0.263           0.226           0.188            0.148           0.105           0.064
-----------------------------------------------------------------------------------------------------------------------------------
 100.50000              0.330             0.250           0.206           0.163            0.118           0.068           0.022
-----------------------------------------------------------------------------------------------------------------------------------
 100.56250              0.326             0.236           0.187           0.139            0.088           0.032          -0.020
-----------------------------------------------------------------------------------------------------------------------------------
 100.62500              0.322             0.222           0.168           0.114            0.058          -0.004          -0.063
-----------------------------------------------------------------------------------------------------------------------------------
 100.68750              0.318             0.208           0.149           0.090            0.028          -0.041          -0.105
-----------------------------------------------------------------------------------------------------------------------------------
 100.75000              0.314             0.195           0.130           0.065           -0.002          -0.077          -0.147
-----------------------------------------------------------------------------------------------------------------------------------
 100.81250              0.311             0.181           0.111           0.041           -0.032          -0.113          -0.189
-----------------------------------------------------------------------------------------------------------------------------------
 100.87500              0.307             0.167           0.092           0.017           -0.062          -0.149          -0.231
-----------------------------------------------------------------------------------------------------------------------------------
 100.93750              0.303             0.154           0.073           -0.008          -0.092          -0.185          -0.273
-----------------------------------------------------------------------------------------------------------------------------------
WAL                    19.37              4.73            3.34             2.58            2.08            1.72            1.48
-----------------------------------------------------------------------------------------------------------------------------------


         This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                              Banc of America Securities  [LOGO]

ABFC 2004-FF1


Price to DM Table
Bond Class: A2


-----------------------------------------------------------------------------------------------------------------------------------
      BEG BAL       RTG (S/F)     PX      INT TYPE   IDX    IDX MGN  ACRU INT  ACT DLY   SETTLE   CALL PCT  FST ACRU DT FST PMT DT
-----------------------------------------------------------------------------------------------------------------------------------
   218,250,000.00    AAA/AAA  100.00000%     FLT    LBR1M    0.37%       0        0     07/30/04    10%       07/30/04   08/25/04
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                      0% PPC            50% PPC         75% PPC         100% PPC        125% PPC        150% PPC        175% PPC
-----------------------------------------------------------------------------------------------------------------------------------
 99.06250              0.428             0.579           0.661           0.742            0.828           0.922           1.011
-----------------------------------------------------------------------------------------------------------------------------------
 99.12500              0.424             0.565           0.641           0.717            0.797           0.885           0.968
-----------------------------------------------------------------------------------------------------------------------------------
 99.18750              0.420             0.551           0.622           0.693            0.767           0.848           0.925
-----------------------------------------------------------------------------------------------------------------------------------
 99.25000              0.416             0.537           0.602           0.668            0.736           0.811           0.882
-----------------------------------------------------------------------------------------------------------------------------------
 99.31250              0.413             0.523           0.583           0.643            0.705           0.774           0.839
-----------------------------------------------------------------------------------------------------------------------------------
 99.37500              0.409             0.509           0.563           0.618            0.675           0.737           0.796
-----------------------------------------------------------------------------------------------------------------------------------
 99.43750              0.405             0.495           0.544           0.593            0.644           0.701           0.754
-----------------------------------------------------------------------------------------------------------------------------------
 99.50000              0.401             0.481           0.525           0.568            0.613           0.664           0.711
-----------------------------------------------------------------------------------------------------------------------------------
 99.56250              0.397             0.467           0.505           0.543            0.583           0.627           0.668
-----------------------------------------------------------------------------------------------------------------------------------
 99.62500              0.393             0.453           0.486           0.518            0.552           0.590           0.625
-----------------------------------------------------------------------------------------------------------------------------------
 99.68750              0.389             0.439           0.466           0.494            0.522           0.553           0.583
-----------------------------------------------------------------------------------------------------------------------------------
 99.75000              0.385             0.425           0.447           0.469            0.492           0.517           0.540
-----------------------------------------------------------------------------------------------------------------------------------
 99.81250              0.382             0.412           0.428           0.444            0.461           0.480           0.498
-----------------------------------------------------------------------------------------------------------------------------------
 99.87500              0.378             0.398           0.409           0.419            0.431           0.443           0.455
-----------------------------------------------------------------------------------------------------------------------------------
 99.93750              0.374             0.384           0.389           0.395            0.400           0.407           0.412
-----------------------------------------------------------------------------------------------------------------------------------
100.00000              0.370             0.370           0.370           0.370            0.370           0.370           0.370
-----------------------------------------------------------------------------------------------------------------------------------
100.06250              0.366             0.356           0.351           0.345            0.340           0.333           0.328
-----------------------------------------------------------------------------------------------------------------------------------
100.12500              0.362             0.342           0.332           0.321            0.309           0.297           0.285
-----------------------------------------------------------------------------------------------------------------------------------
100.18750              0.358             0.329           0.312           0.296            0.279           0.260           0.243
-----------------------------------------------------------------------------------------------------------------------------------
100.25000              0.355             0.315           0.293           0.272            0.249           0.224           0.200
-----------------------------------------------------------------------------------------------------------------------------------
100.31250              0.351             0.301           0.274           0.247            0.219           0.187           0.158
-----------------------------------------------------------------------------------------------------------------------------------
100.37500              0.347             0.287           0.255           0.222            0.189           0.151           0.116
-----------------------------------------------------------------------------------------------------------------------------------
100.43750              0.343             0.273           0.236           0.198            0.158           0.115           0.074
-----------------------------------------------------------------------------------------------------------------------------------
100.50000              0.339             0.260           0.217           0.173            0.128           0.078           0.031
-----------------------------------------------------------------------------------------------------------------------------------
100.56250              0.335             0.246           0.198           0.149            0.098           0.042          -0.011
-----------------------------------------------------------------------------------------------------------------------------------
100.62500              0.332             0.232           0.178           0.125            0.068           0.006          -0.053
-----------------------------------------------------------------------------------------------------------------------------------
100.68750              0.328             0.219           0.159           0.100            0.038          -0.031          -0.095
-----------------------------------------------------------------------------------------------------------------------------------
100.75000              0.324             0.205           0.140           0.076            0.008          -0.067          -0.137
-----------------------------------------------------------------------------------------------------------------------------------
100.81250              0.320             0.191           0.121           0.051           -0.022          -0.103          -0.179
-----------------------------------------------------------------------------------------------------------------------------------
100.87500              0.316             0.177           0.102           0.027           -0.052          -0.139          -0.221
-----------------------------------------------------------------------------------------------------------------------------------
100.93750              0.313             0.164           0.083           0.003           -0.082          -0.175          -0.263
-----------------------------------------------------------------------------------------------------------------------------------
WAL                   19.20              4.74            3.34            2.58             2.08            1.72            1.47
-----------------------------------------------------------------------------------------------------------------------------------


         This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                              Banc of America Securities  [LOGO]

ABFC 2004-FF1


Price to DM Table
Bond Class: M1


----------------------------------------------------------------------------------------------------------------------------------
   BEG BAL      RTG (S/F)      PX       INT TYPE   IDX    IDX MGN  ACRU INT  ACT DLY   SETTLE   CALL PCT  FST ACRU DT  FST PMT DT
----------------------------------------------------------------------------------------------------------------------------------
45,364,000.00     AA/AA    100.00000%      FLT    LBR1M    0.70%       0        0     07/30/04    10%      07/30/04   08/25/04
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                      0% PPC            50% PPC         75% PPC         100% PPC        125% PPC        150% PPC        175% PPC
----------------------------------------------------------------------------------------------------------------------------------
 99.06250              0.746             0.825           0.877           0.923            0.950           0.954           0.992
----------------------------------------------------------------------------------------------------------------------------------
 99.12500              0.743             0.817           0.865           0.908            0.933           0.937           0.973
----------------------------------------------------------------------------------------------------------------------------------
 99.18750              0.740             0.809           0.853           0.893            0.917           0.920           0.953
----------------------------------------------------------------------------------------------------------------------------------
 99.25000              0.737             0.800           0.841           0.878            0.900           0.903           0.934
----------------------------------------------------------------------------------------------------------------------------------
 99.31250              0.734             0.792           0.829           0.863            0.883           0.886           0.914
----------------------------------------------------------------------------------------------------------------------------------
 99.37500              0.731             0.783           0.818           0.848            0.866           0.869           0.895
----------------------------------------------------------------------------------------------------------------------------------
 99.43750              0.728             0.775           0.806           0.833            0.850           0.852           0.875
----------------------------------------------------------------------------------------------------------------------------------
 99.50000              0.725             0.767           0.794           0.818            0.833           0.835           0.856
----------------------------------------------------------------------------------------------------------------------------------
 99.56250              0.722             0.758           0.782           0.804            0.816           0.818           0.836
----------------------------------------------------------------------------------------------------------------------------------
 99.62500              0.718             0.750           0.770           0.789            0.800           0.801           0.817
----------------------------------------------------------------------------------------------------------------------------------
 99.68750              0.715             0.742           0.759           0.774            0.783           0.784           0.797
----------------------------------------------------------------------------------------------------------------------------------
 99.75000              0.712             0.733           0.747           0.759            0.766           0.768           0.778
----------------------------------------------------------------------------------------------------------------------------------
 99.81250              0.709             0.725           0.735           0.744            0.750           0.751           0.758
----------------------------------------------------------------------------------------------------------------------------------
 99.87500              0.706             0.717           0.723           0.730            0.733           0.734           0.739
----------------------------------------------------------------------------------------------------------------------------------
 99.93750              0.703             0.708           0.712           0.715            0.717           0.717           0.719
----------------------------------------------------------------------------------------------------------------------------------
100.00000              0.700             0.700           0.700           0.700            0.700           0.700           0.700
----------------------------------------------------------------------------------------------------------------------------------
100.06250              0.697             0.692           0.688           0.685            0.683           0.683           0.681
----------------------------------------------------------------------------------------------------------------------------------
100.12500              0.694             0.683           0.677           0.670            0.667           0.666           0.661
----------------------------------------------------------------------------------------------------------------------------------
100.18750              0.691             0.675           0.665           0.656            0.650           0.649           0.642
----------------------------------------------------------------------------------------------------------------------------------
100.25000              0.688             0.667           0.653           0.641            0.634           0.633           0.623
----------------------------------------------------------------------------------------------------------------------------------
100.31250              0.685             0.659           0.642           0.626            0.617           0.616           0.603
----------------------------------------------------------------------------------------------------------------------------------
100.37500              0.682             0.650           0.630           0.612            0.601           0.599           0.584
----------------------------------------------------------------------------------------------------------------------------------
100.43750              0.679             0.642           0.618           0.597            0.584           0.582           0.565
----------------------------------------------------------------------------------------------------------------------------------
100.50000              0.676             0.634           0.607           0.582            0.568           0.565           0.545
----------------------------------------------------------------------------------------------------------------------------------
100.56250              0.672             0.625           0.595           0.567            0.551           0.549           0.526
----------------------------------------------------------------------------------------------------------------------------------
100.62500              0.669             0.617           0.583           0.553            0.535           0.532           0.507
----------------------------------------------------------------------------------------------------------------------------------
100.68750              0.666             0.609           0.572           0.538            0.518           0.515           0.487
----------------------------------------------------------------------------------------------------------------------------------
100.75000              0.663             0.601           0.560           0.523            0.502           0.498           0.468
----------------------------------------------------------------------------------------------------------------------------------
100.81250              0.660             0.592           0.548           0.509            0.485           0.482           0.449
----------------------------------------------------------------------------------------------------------------------------------
100.87500              0.657             0.584           0.537           0.494            0.469           0.465           0.430
----------------------------------------------------------------------------------------------------------------------------------
100.93750              0.654             0.576           0.525           0.480            0.452           0.448           0.411
----------------------------------------------------------------------------------------------------------------------------------
WAL                   26.07              8.13            5.61            4.38             3.87            3.80            3.29
----------------------------------------------------------------------------------------------------------------------------------


         This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                              Banc of America Securities  [LOGO]

ABFC 2004-FF1


Price to DM Table
Bond Class: M2


------------------------------------------------------------------------------------------------------------------------------------
   BEG BAL     RTG (S/F)      PX       INT TYPE   IDX    IDX MGN  ACRU INT   ACT DLY    SETTLE    CALL PCT  FST ACRU DT  FST PMT DT
------------------------------------------------------------------------------------------------------------------------------------
21,775,000.00     A/A     100.00000%      FLT    LBR1M    1.45%       0         0      07/30/04     10%       07/30/04    08/25/04
------------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                      0% PPC            50% PPC         75% PPC         100% PPC        125% PPC        150% PPC        175% PPC
----------------------------------------------------------------------------------------------------------------------------------
 99.06250              1.501             1.580           1.631           1.678            1.712           1.728           1.743
----------------------------------------------------------------------------------------------------------------------------------
 99.12500              1.497             1.571           1.619           1.663            1.694           1.710           1.724
----------------------------------------------------------------------------------------------------------------------------------
 99.18750              1.494             1.562           1.607           1.647            1.676           1.691           1.704
----------------------------------------------------------------------------------------------------------------------------------
 99.25000              1.490             1.554           1.594           1.632            1.659           1.672           1.684
----------------------------------------------------------------------------------------------------------------------------------
 99.31250              1.487             1.545           1.582           1.617            1.642           1.654           1.665
----------------------------------------------------------------------------------------------------------------------------------
 99.37500              1.484             1.536           1.570           1.602            1.624           1.635           1.645
----------------------------------------------------------------------------------------------------------------------------------
 99.43750              1.480             1.528           1.558           1.587            1.607           1.617           1.626
----------------------------------------------------------------------------------------------------------------------------------
 99.50000              1.477             1.519           1.546           1.571            1.589           1.598           1.606
----------------------------------------------------------------------------------------------------------------------------------
 99.56250              1.474             1.510           1.534           1.556            1.572           1.580           1.587
----------------------------------------------------------------------------------------------------------------------------------
 99.62500              1.470             1.502           1.522           1.541            1.554           1.561           1.567
----------------------------------------------------------------------------------------------------------------------------------
 99.68750              1.467             1.493           1.510           1.526            1.537           1.542           1.547
----------------------------------------------------------------------------------------------------------------------------------
 99.75000              1.463             1.484           1.498           1.511            1.519           1.524           1.528
----------------------------------------------------------------------------------------------------------------------------------
 99.81250              1.460             1.476           1.486           1.495            1.502           1.505           1.508
----------------------------------------------------------------------------------------------------------------------------------
 99.87500              1.457             1.467           1.474           1.480            1.485           1.487           1.489
----------------------------------------------------------------------------------------------------------------------------------
 99.93750              1.453             1.459           1.462           1.465            1.467           1.468           1.469
----------------------------------------------------------------------------------------------------------------------------------
100.00000              1.450             1.450           1.450           1.450            1.450           1.450           1.450
----------------------------------------------------------------------------------------------------------------------------------
100.06250              1.447             1.441           1.438           1.435            1.433           1.432           1.431
----------------------------------------------------------------------------------------------------------------------------------
100.12500              1.443             1.433           1.426           1.420            1.415           1.413           1.411
----------------------------------------------------------------------------------------------------------------------------------
100.18750              1.440             1.424           1.414           1.405            1.398           1.395           1.392
----------------------------------------------------------------------------------------------------------------------------------
100.25000              1.437             1.416           1.402           1.390            1.381           1.376           1.372
----------------------------------------------------------------------------------------------------------------------------------
100.31250              1.433             1.407           1.390           1.375            1.363           1.358           1.353
----------------------------------------------------------------------------------------------------------------------------------
100.37500              1.430             1.399           1.378           1.359            1.346           1.339           1.333
----------------------------------------------------------------------------------------------------------------------------------
100.43750              1.427             1.390           1.366           1.344            1.329           1.321           1.314
----------------------------------------------------------------------------------------------------------------------------------
100.50000              1.423             1.382           1.354           1.329            1.312           1.303           1.295
----------------------------------------------------------------------------------------------------------------------------------
100.56250              1.420             1.373           1.342           1.314            1.294           1.284           1.275
----------------------------------------------------------------------------------------------------------------------------------
100.62500              1.417             1.364           1.331           1.299            1.277           1.266           1.256
----------------------------------------------------------------------------------------------------------------------------------
100.68750              1.413             1.356           1.319           1.284            1.260           1.248           1.237
----------------------------------------------------------------------------------------------------------------------------------
100.75000              1.410             1.347           1.307           1.269            1.243           1.229           1.217
----------------------------------------------------------------------------------------------------------------------------------
100.81250              1.407             1.339           1.295           1.254            1.226           1.211           1.198
----------------------------------------------------------------------------------------------------------------------------------
100.87500              1.403             1.330           1.283           1.239            1.208           1.193           1.179
----------------------------------------------------------------------------------------------------------------------------------
100.93750              1.400             1.322           1.271           1.224            1.191           1.174           1.160
----------------------------------------------------------------------------------------------------------------------------------
WAL                   26.07              8.13            5.61            4.35             3.75            3.51            3.32
----------------------------------------------------------------------------------------------------------------------------------


         This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                              Banc of America Securities  [LOGO]

ABFC 2004-FF1


Price to DM Table
Bond Class: M3


-----------------------------------------------------------------------------------------------------------------------------------
  BEG BAL      RTG (S/F)      PX       INT TYPE    IDX    IDX MGN   ACRU INT   ACT DLY   SETTLE   CALL PCT  FST ACRU DT  FST PMT DT
-----------------------------------------------------------------------------------------------------------------------------------
7,258,000.00     A-/A-    100.00000%      FLT     LBR1M    1.65%        0         0     07/30/04    10%       07/30/04    08/25/04
-----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                      0% PPC            50% PPC         75% PPC         100% PPC        125% PPC        150% PPC        175% PPC
----------------------------------------------------------------------------------------------------------------------------------
 99.06250              1.702             1.781           1.832           1.880            1.915           1.935           1.944
----------------------------------------------------------------------------------------------------------------------------------
 99.12500              1.698             1.772           1.820           1.865            1.897           1.916           1.925
----------------------------------------------------------------------------------------------------------------------------------
 99.18750              1.695             1.763           1.808           1.849            1.879           1.897           1.905
----------------------------------------------------------------------------------------------------------------------------------
 99.25000              1.691             1.754           1.795           1.834            1.862           1.878           1.885
----------------------------------------------------------------------------------------------------------------------------------
 99.31250              1.688             1.746           1.783           1.818            1.844           1.859           1.866
----------------------------------------------------------------------------------------------------------------------------------
 99.37500              1.684             1.737           1.771           1.803            1.826           1.840           1.846
----------------------------------------------------------------------------------------------------------------------------------
 99.43750              1.681             1.728           1.759           1.788            1.809           1.821           1.826
----------------------------------------------------------------------------------------------------------------------------------
 99.50000              1.678             1.720           1.747           1.772            1.791           1.802           1.807
----------------------------------------------------------------------------------------------------------------------------------
 99.56250              1.674             1.711           1.735           1.757            1.773           1.783           1.787
----------------------------------------------------------------------------------------------------------------------------------
 99.62500              1.671             1.702           1.723           1.742            1.756           1.764           1.767
----------------------------------------------------------------------------------------------------------------------------------
 99.68750              1.667             1.693           1.710           1.726            1.738           1.745           1.748
----------------------------------------------------------------------------------------------------------------------------------
 99.75000              1.664             1.685           1.698           1.711            1.720           1.726           1.728
----------------------------------------------------------------------------------------------------------------------------------
 99.81250              1.660             1.676           1.686           1.696            1.703           1.707           1.709
----------------------------------------------------------------------------------------------------------------------------------
 99.87500              1.657             1.667           1.674           1.681            1.685           1.688           1.689
----------------------------------------------------------------------------------------------------------------------------------
 99.93750              1.653             1.659           1.662           1.665            1.668           1.669           1.670
----------------------------------------------------------------------------------------------------------------------------------
100.00000              1.650             1.650           1.650           1.650            1.650           1.650           1.650
----------------------------------------------------------------------------------------------------------------------------------
100.06250              1.647             1.641           1.638           1.635            1.632           1.631           1.630
----------------------------------------------------------------------------------------------------------------------------------
100.12500              1.643             1.633           1.626           1.620            1.615           1.612           1.611
----------------------------------------------------------------------------------------------------------------------------------
100.18750              1.640             1.624           1.614           1.604            1.597           1.593           1.591
----------------------------------------------------------------------------------------------------------------------------------
100.25000              1.636             1.615           1.602           1.589            1.580           1.574           1.572
----------------------------------------------------------------------------------------------------------------------------------
100.31250              1.633             1.607           1.590           1.574            1.562           1.556           1.553
----------------------------------------------------------------------------------------------------------------------------------
100.37500              1.629             1.598           1.578           1.559            1.545           1.537           1.533
----------------------------------------------------------------------------------------------------------------------------------
100.43750              1.626             1.590           1.566           1.544            1.527           1.518           1.514
----------------------------------------------------------------------------------------------------------------------------------
100.50000              1.623             1.581           1.554           1.528            1.510           1.499           1.494
----------------------------------------------------------------------------------------------------------------------------------
100.56250              1.619             1.572           1.542           1.513            1.492           1.480           1.475
----------------------------------------------------------------------------------------------------------------------------------
100.62500              1.616             1.564           1.530           1.498            1.475           1.461           1.455
----------------------------------------------------------------------------------------------------------------------------------
100.68750              1.612             1.555           1.518           1.483            1.457           1.443           1.436
----------------------------------------------------------------------------------------------------------------------------------
100.75000              1.609             1.547           1.506           1.468            1.440           1.424           1.417
----------------------------------------------------------------------------------------------------------------------------------
100.81250              1.606             1.538           1.494           1.453            1.423           1.405           1.397
----------------------------------------------------------------------------------------------------------------------------------
100.87500              1.602             1.529           1.482           1.438            1.405           1.386           1.378
----------------------------------------------------------------------------------------------------------------------------------
100.93750              1.599             1.521           1.470           1.422            1.388           1.368           1.359
----------------------------------------------------------------------------------------------------------------------------------
WAL                   26.07              8.13            5.61            4.34             3.72            3.43            3.32
----------------------------------------------------------------------------------------------------------------------------------


         This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                              Banc of America Securities  [LOGO]

ABFC 2004-FF1


Price to DM Table
Bond Class: M4


--------------------------------------------------------------------------------------------------------------------------------
  BEG BAL      RTG (S/F)      PX      INT TYPE  IDX   IDX MGN  ACRU INT  ACT DLY   SETTLE   CALL PCT  FST ACRU DT  FST PMT DT
--------------------------------------------------------------------------------------------------------------------------------
5,444,000.00   BBB+/BBB+  100.00000%     FLT   LBR1M   2.50%       0        0     07/30/04    10%       07/30/04    08/25/04
--------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                      0% PPC            50% PPC         75% PPC         100% PPC        125% PPC        150% PPC        175% PPC
-----------------------------------------------------------------------------------------------------------------------------------
 99.06250              2.557             2.636           2.687           2.735            2.769           2.793           2.803
-----------------------------------------------------------------------------------------------------------------------------------
 99.12500              2.553             2.626           2.674           2.719            2.751           2.773           2.783
-----------------------------------------------------------------------------------------------------------------------------------
 99.18750              2.549             2.617           2.662           2.703            2.733           2.754           2.762
-----------------------------------------------------------------------------------------------------------------------------------
 99.25000              2.546             2.608           2.649           2.687            2.715           2.734           2.742
-----------------------------------------------------------------------------------------------------------------------------------
 99.31250              2.542             2.599           2.637           2.672            2.697           2.715           2.722
-----------------------------------------------------------------------------------------------------------------------------------
 99.37500              2.538             2.590           2.624           2.656            2.679           2.695           2.702
-----------------------------------------------------------------------------------------------------------------------------------
 99.43750              2.534             2.581           2.612           2.640            2.661           2.675           2.681
-----------------------------------------------------------------------------------------------------------------------------------
 99.50000              2.530             2.572           2.599           2.625            2.643           2.656           2.661
-----------------------------------------------------------------------------------------------------------------------------------
 99.56250              2.527             2.563           2.587           2.609            2.625           2.636           2.641
-----------------------------------------------------------------------------------------------------------------------------------
 99.62500              2.523             2.554           2.574           2.594            2.607           2.617           2.621
-----------------------------------------------------------------------------------------------------------------------------------
 99.68750              2.519             2.545           2.562           2.578            2.589           2.597           2.601
-----------------------------------------------------------------------------------------------------------------------------------
 99.75000              2.515             2.536           2.550           2.562            2.572           2.578           2.580
-----------------------------------------------------------------------------------------------------------------------------------
 99.81250              2.511             2.527           2.537           2.547            2.554           2.558           2.560
-----------------------------------------------------------------------------------------------------------------------------------
 99.87500              2.508             2.518           2.525           2.531            2.536           2.539           2.540
-----------------------------------------------------------------------------------------------------------------------------------
 99.93750              2.504             2.509           2.512           2.516            2.518           2.519           2.520
-----------------------------------------------------------------------------------------------------------------------------------
100.00000              2.500             2.500           2.500           2.500            2.500           2.500           2.500
-----------------------------------------------------------------------------------------------------------------------------------
100.06250              2.496             2.491           2.488           2.484            2.482           2.481           2.480
-----------------------------------------------------------------------------------------------------------------------------------
100.12500              2.492             2.482           2.475           2.469            2.464           2.461           2.460
-----------------------------------------------------------------------------------------------------------------------------------
100.18750              2.489             2.473           2.463           2.453            2.446           2.442           2.440
-----------------------------------------------------------------------------------------------------------------------------------
100.25000              2.485             2.464           2.451           2.438            2.429           2.422           2.420
-----------------------------------------------------------------------------------------------------------------------------------
100.31250              2.481             2.455           2.438           2.422            2.411           2.403           2.400
-----------------------------------------------------------------------------------------------------------------------------------
100.37500              2.477             2.446           2.426           2.407            2.393           2.384           2.380
-----------------------------------------------------------------------------------------------------------------------------------
100.43750              2.474             2.437           2.414           2.391            2.375           2.364           2.360
-----------------------------------------------------------------------------------------------------------------------------------
100.50000              2.470             2.428           2.401           2.376            2.358           2.345           2.340
-----------------------------------------------------------------------------------------------------------------------------------
100.56250              2.466             2.419           2.389           2.360            2.340           2.326           2.320
-----------------------------------------------------------------------------------------------------------------------------------
100.62500              2.462             2.411           2.377           2.345            2.322           2.306           2.300
-----------------------------------------------------------------------------------------------------------------------------------
100.68750              2.459             2.402           2.364           2.330            2.304           2.287           2.280
-----------------------------------------------------------------------------------------------------------------------------------
100.75000              2.455             2.393           2.352           2.314            2.287           2.268           2.260
-----------------------------------------------------------------------------------------------------------------------------------
100.81250              2.451             2.384           2.340           2.299            2.269           2.248           2.240
-----------------------------------------------------------------------------------------------------------------------------------
100.87500              2.447             2.375           2.328           2.283            2.251           2.229           2.220
-----------------------------------------------------------------------------------------------------------------------------------
100.93750              2.444             2.366           2.315           2.268            2.233           2.210           2.200
-----------------------------------------------------------------------------------------------------------------------------------
WAL                    26.07             8.13            5.61            4.34             3.72            3.39            3.27
-----------------------------------------------------------------------------------------------------------------------------------


         This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                              Banc of America Securities  [LOGO]

ABFC 2004-FF1


Price to DM Table
Bond Class: M5


-----------------------------------------------------------------------------------------------------------------------------------
  BEG BAL      RTG (S/F)      PX       INT TYPE   IDX    IDX MGN  ACRU INT  ACT DLY   SETTLE    CALL PCT  FST ACRU DT  FST PMT DT
-----------------------------------------------------------------------------------------------------------------------------------
5,444,000.00    BBB/BBB   100.00000%      FLT    LBR1M    3.25%       0        0     07/30/04     10%       07/30/04   08/25/04
-----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                      0% PPC            50% PPC         75% PPC         100% PPC        125% PPC        150% PPC        175% PPC
----------------------------------------------------------------------------------------------------------------------------------
 99.06250              3.312             3.390           3.441           3.489            3.526           3.548           3.560
----------------------------------------------------------------------------------------------------------------------------------
 99.12500              3.308             3.381           3.428           3.473            3.507           3.528           3.539
----------------------------------------------------------------------------------------------------------------------------------
 99.18750              3.304             3.371           3.415           3.457            3.489           3.508           3.519
----------------------------------------------------------------------------------------------------------------------------------
 99.25000              3.299             3.362           3.403           3.441            3.470           3.488           3.498
----------------------------------------------------------------------------------------------------------------------------------
 99.31250              3.295             3.353           3.390           3.425            3.452           3.468           3.477
----------------------------------------------------------------------------------------------------------------------------------
 99.37500              3.291             3.343           3.377           3.409            3.433           3.448           3.456
----------------------------------------------------------------------------------------------------------------------------------
 99.43750              3.287             3.334           3.364           3.393            3.415           3.428           3.436
----------------------------------------------------------------------------------------------------------------------------------
 99.50000              3.283             3.324           3.352           3.377            3.397           3.409           3.415
----------------------------------------------------------------------------------------------------------------------------------
 99.56250              3.279             3.315           3.339           3.361            3.378           3.389           3.394
----------------------------------------------------------------------------------------------------------------------------------
 99.62500              3.275             3.306           3.326           3.345            3.360           3.369           3.374
----------------------------------------------------------------------------------------------------------------------------------
 99.68750              3.271             3.296           3.313           3.329            3.342           3.349           3.353
----------------------------------------------------------------------------------------------------------------------------------
 99.75000              3.266             3.287           3.301           3.313            3.323           3.329           3.332
----------------------------------------------------------------------------------------------------------------------------------
 99.81250              3.262             3.278           3.288           3.298            3.305           3.309           3.312
----------------------------------------------------------------------------------------------------------------------------------
 99.87500              3.258             3.269           3.275           3.282            3.287           3.290           3.291
----------------------------------------------------------------------------------------------------------------------------------
 99.93750              3.254             3.259           3.263           3.266            3.268           3.270           3.271
----------------------------------------------------------------------------------------------------------------------------------
100.00000              3.250             3.250           3.250           3.250            3.250           3.250           3.250
----------------------------------------------------------------------------------------------------------------------------------
100.06250              3.246             3.241           3.237           3.234            3.232           3.230           3.229
----------------------------------------------------------------------------------------------------------------------------------
100.12500              3.242             3.231           3.225           3.218            3.213           3.210           3.209
----------------------------------------------------------------------------------------------------------------------------------
100.18750              3.238             3.222           3.212           3.203            3.195           3.191           3.188
----------------------------------------------------------------------------------------------------------------------------------
100.25000              3.234             3.213           3.199           3.187            3.177           3.171           3.168
----------------------------------------------------------------------------------------------------------------------------------
100.31250              3.230             3.204           3.187           3.171            3.159           3.151           3.147
----------------------------------------------------------------------------------------------------------------------------------
100.37500              3.225             3.194           3.174           3.155            3.141           3.132           3.127
----------------------------------------------------------------------------------------------------------------------------------
100.43750              3.221             3.185           3.162           3.139            3.122           3.112           3.106
----------------------------------------------------------------------------------------------------------------------------------
100.50000              3.217             3.176           3.149           3.124            3.104           3.092           3.086
----------------------------------------------------------------------------------------------------------------------------------
100.56250              3.213             3.167           3.136           3.108            3.086           3.073           3.065
----------------------------------------------------------------------------------------------------------------------------------
100.62500              3.209             3.158           3.124           3.092            3.068           3.053           3.045
----------------------------------------------------------------------------------------------------------------------------------
100.68750              3.205             3.148           3.111           3.076            3.050           3.033           3.024
----------------------------------------------------------------------------------------------------------------------------------
100.75000              3.201             3.139           3.099           3.061            3.031           3.014           3.004
----------------------------------------------------------------------------------------------------------------------------------
100.81250              3.197             3.130           3.086           3.045            3.013           2.994           2.984
----------------------------------------------------------------------------------------------------------------------------------
100.87500              3.193             3.121           3.074           3.029            2.995           2.975           2.963
----------------------------------------------------------------------------------------------------------------------------------
100.93750              3.189             3.112           3.061           3.014            2.977           2.955           2.943
----------------------------------------------------------------------------------------------------------------------------------
WAL                   26.06              8.12            5.60            4.33             3.68            3.38            3.23
----------------------------------------------------------------------------------------------------------------------------------


         This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                              Banc of America Securities  [LOGO]

Bond Class: M6


----------------------------------------------------------------------------------------------------------------------------------
  BEG BAL      RTG (S/F)      PX      INT TYPE    IDX     IDX MGN  ACRU INT  ACT DLY   SETTLE    CALL PCT  FST ACRU DT  FST PMT DT
----------------------------------------------------------------------------------------------------------------------------------
3,629,000.00   BBB-/BBB-  100.00000%     FLT     LBR1M     3.50%       0        0     07/30/04     10%       07/30/04    08/25/04
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                     0% PPC            50% PPC         75% PPC         100% PPC        125% PPC        150% PPC        175% PPC
----------------------------------------------------------------------------------------------------------------------------------
89.93982              4.231             5.139           5.730           6.273            6.695           6.955           7.094
----------------------------------------------------------------------------------------------------------------------------------
90.00232              4.226             5.128           5.715           6.255            6.674           6.932           7.070
----------------------------------------------------------------------------------------------------------------------------------
90.06482              4.221             5.117           5.700           6.237            6.653           6.909           7.047
----------------------------------------------------------------------------------------------------------------------------------
90.12732              4.216             5.106           5.686           6.218            6.632           6.886           7.023
----------------------------------------------------------------------------------------------------------------------------------
90.18982              4.211             5.095           5.671           6.200            6.611           6.864           7.000
----------------------------------------------------------------------------------------------------------------------------------
90.25232              4.206             5.084           5.656           6.182            6.590           6.841           6.976
----------------------------------------------------------------------------------------------------------------------------------
90.31482              4.202             5.074           5.641           6.164            6.569           6.818           6.953
----------------------------------------------------------------------------------------------------------------------------------
90.37732              4.197             5.063           5.627           6.145            6.548           6.796           6.929
----------------------------------------------------------------------------------------------------------------------------------
90.43982              4.192             5.052           5.612           6.127            6.527           6.773           6.905
----------------------------------------------------------------------------------------------------------------------------------
90.50232              4.187             5.041           5.597           6.109            6.506           6.751           6.882
----------------------------------------------------------------------------------------------------------------------------------
90.56482              4.182             5.030           5.583           6.091            6.485           6.728           6.858
----------------------------------------------------------------------------------------------------------------------------------
90.62732              4.177             5.020           5.568           6.073            6.464           6.705           6.835
----------------------------------------------------------------------------------------------------------------------------------
90.68982              4.172             5.009           5.553           6.054            6.443           6.683           6.812
----------------------------------------------------------------------------------------------------------------------------------
90.75232              4.168             4.998           5.539           6.036            6.422           6.660           6.788
----------------------------------------------------------------------------------------------------------------------------------
90.81482              4.163             4.987           5.524           6.018            6.401           6.638           6.765
----------------------------------------------------------------------------------------------------------------------------------
90.87732              4.158             4.977           5.510           6.000            6.381           6.615           6.741
----------------------------------------------------------------------------------------------------------------------------------
90.93982              4.153             4.966           5.495           5.982            6.360           6.593           6.718
----------------------------------------------------------------------------------------------------------------------------------
91.00232              4.148             4.955           5.481           5.964            6.339           6.570           6.695
----------------------------------------------------------------------------------------------------------------------------------
91.06482              4.143             4.944           5.466           5.946            6.318           6.548           6.671
----------------------------------------------------------------------------------------------------------------------------------
91.12732              4.139             4.934           5.451           5.928            6.297           6.526           6.648
----------------------------------------------------------------------------------------------------------------------------------
91.18982              4.134             4.923           5.437           5.910            6.277           6.503           6.625
----------------------------------------------------------------------------------------------------------------------------------
91.25232              4.129             4.912           5.422           5.892            6.256           6.481           6.601
----------------------------------------------------------------------------------------------------------------------------------
91.31482              4.124             4.902           5.408           5.874            6.235           6.458           6.578
----------------------------------------------------------------------------------------------------------------------------------
91.37732              4.119             4.891           5.393           5.856            6.214           6.436           6.555
----------------------------------------------------------------------------------------------------------------------------------
91.43982              4.115             4.880           5.379           5.838            6.194           6.414           6.531
----------------------------------------------------------------------------------------------------------------------------------
91.50232              4.110             4.870           5.364           5.820            6.173           6.391           6.508
----------------------------------------------------------------------------------------------------------------------------------
91.56482              4.105             4.859           5.350           5.802            6.152           6.369           6.485
----------------------------------------------------------------------------------------------------------------------------------
91.62732              4.100             4.848           5.336           5.784            6.132           6.347           6.462
----------------------------------------------------------------------------------------------------------------------------------
91.68982              4.096             4.838           5.321           5.766            6.111           6.324           6.439
----------------------------------------------------------------------------------------------------------------------------------
91.75232              4.091             4.827           5.307           5.748            6.091           6.302           6.415
----------------------------------------------------------------------------------------------------------------------------------
91.81482              4.086             4.817           5.292           5.730            6.070           6.280           6.392
----------------------------------------------------------------------------------------------------------------------------------
WAL                  25.99              7.92            5.46            4.24             3.61            3.30            3.16
----------------------------------------------------------------------------------------------------------------------------------


         This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                              Banc of America Securities  [LOGO]

ABFC 2004-FF1


Price to DM Table
Bond Class: M7


-----------------------------------------------------------------------------------------------------------------------------------
  BEG BAL      RTG (S/F)      PX      INT TYPE    IDX    IDX MGN  ACRU INT  ACT DLY   SETTLE   CALL PCT  FST ACRU DT   FST PMT DT
-----------------------------------------------------------------------------------------------------------------------------------
5,080,000.00    BBB-/-    100.00000%     FLT     LBR1M    3.50%       0        0     07/30/04    10%       07/30/04     08/25/04
-----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                     0% PPC            50% PPC         75% PPC         100% PPC        125% PPC        150% PPC        175% PPC
----------------------------------------------------------------------------------------------------------------------------------
81.74938              4.925             6.792           7.988           9.069            9.887          10.414          10.473
----------------------------------------------------------------------------------------------------------------------------------
81.81188              4.919             6.780           7.970           9.048            9.862          10.388          10.446
----------------------------------------------------------------------------------------------------------------------------------
81.87438              4.913             6.767           7.953           9.026            9.838          10.361          10.419
----------------------------------------------------------------------------------------------------------------------------------
81.93688              4.908             6.754           7.936           9.005            9.813          10.335          10.393
----------------------------------------------------------------------------------------------------------------------------------
81.99938              4.902             6.741           7.919           8.984            9.789          10.309          10.366
----------------------------------------------------------------------------------------------------------------------------------
82.06188              4.897             6.729           7.901           8.962            9.764          10.282          10.340
----------------------------------------------------------------------------------------------------------------------------------
82.12438              4.891             6.716           7.884           8.941            9.740          10.256          10.313
----------------------------------------------------------------------------------------------------------------------------------
82.18688              4.885             6.703           7.867           8.920            9.716          10.230          10.287
----------------------------------------------------------------------------------------------------------------------------------
82.24938              4.880             6.691           7.850           8.898            9.691          10.203          10.260
----------------------------------------------------------------------------------------------------------------------------------
82.31188              4.874             6.678           7.833           8.877            9.667          10.177          10.234
----------------------------------------------------------------------------------------------------------------------------------
82.37438              4.868             6.665           7.815           8.856            9.643          10.151          10.207
----------------------------------------------------------------------------------------------------------------------------------
82.43688              4.863             6.653           7.798           8.835            9.619          10.125          10.181
----------------------------------------------------------------------------------------------------------------------------------
82.49938              4.857             6.640           7.781           8.813            9.594          10.098          10.154
----------------------------------------------------------------------------------------------------------------------------------
82.56188              4.852             6.628           7.764           8.792            9.570          10.072          10.128
----------------------------------------------------------------------------------------------------------------------------------
82.62438              4.846             6.615           7.747           8.771            9.546          10.046          10.101
----------------------------------------------------------------------------------------------------------------------------------
82.68688              4.841             6.602           7.730           8.750            9.522          10.020          10.075
----------------------------------------------------------------------------------------------------------------------------------
82.74938              4.835             6.590           7.713           8.729            9.498           9.994          10.049
----------------------------------------------------------------------------------------------------------------------------------
82.81188              4.829             6.577           7.696           8.708            9.473           9.968          10.022
----------------------------------------------------------------------------------------------------------------------------------
82.87438              4.824             6.565           7.679           8.687            9.449           9.942           9.996
----------------------------------------------------------------------------------------------------------------------------------
82.93688              4.818             6.552           7.662           8.666            9.425           9.915           9.970
----------------------------------------------------------------------------------------------------------------------------------
82.99938              4.813             6.540           7.645           8.645            9.401           9.889           9.944
----------------------------------------------------------------------------------------------------------------------------------
83.06188              4.807             6.527           7.628           8.624            9.377           9.863           9.917
----------------------------------------------------------------------------------------------------------------------------------
83.12438              4.802             6.515           7.611           8.603            9.353           9.837           9.891
----------------------------------------------------------------------------------------------------------------------------------
83.18688              4.796             6.502           7.594           8.582            9.329           9.811           9.865
----------------------------------------------------------------------------------------------------------------------------------
83.24938              4.791             6.490           7.577           8.561            9.305           9.786           9.839
----------------------------------------------------------------------------------------------------------------------------------
83.31188              4.785             6.477           7.560           8.540            9.281           9.760           9.813
----------------------------------------------------------------------------------------------------------------------------------
83.37438              4.780             6.465           7.543           8.519            9.257           9.734           9.787
----------------------------------------------------------------------------------------------------------------------------------
83.43688              4.774             6.452           7.526           8.498            9.233           9.708           9.760
----------------------------------------------------------------------------------------------------------------------------------
83.49938              4.769             6.440           7.509           8.477            9.209           9.682           9.734
----------------------------------------------------------------------------------------------------------------------------------
83.56188              4.763             6.427           7.492           8.456            9.185           9.656           9.708
----------------------------------------------------------------------------------------------------------------------------------
83.62438              4.758             6.415           7.475           8.435            9.161           9.630           9.682
----------------------------------------------------------------------------------------------------------------------------------
WAL                  25.76              7.43            5.13            4.00             3.42            3.13            3.10
----------------------------------------------------------------------------------------------------------------------------------


         This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.